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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report:  June 15, 2001
                       (Date of earliest event reported)


                                Prandium, Inc.
                                --------------
            (Exact name of Registrant as specified in its charter)

Delaware                                33-14051                        33-0197361
--------                                --------                        ----------
(State of Incorporation)                (Commission File No.)           (IRS Employer Identification No.)


              18831 Von Karman Avenue, Irvine, California  92612
              --------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (949) 757-7900
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                    --------------------------------------
         (Former name or former address, if changed since last report)


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Item 5. Other Events

          On June 18, 2001, FRI-MRD Corporation ("FRI-MRD") and Chi-Chi's, Inc. ("Chi-Chi's"), subsidiaries of the Registrant, entered into a letter agreement (attached hereto as Exhibit 99.1 and incorporated herein by reference) effective as of June 15, 2001, with Foothill Capital Corporation ("Foothill") whereby FRI-MRD and Chi-Chi's acknowledged that certain specified events of default had occurred under the Amended and Restated Loan and Security Agreement by and among Foothill and the Registrant, FRI-MRD and Chi-Chi's (the "Foothill Credit Facility") and acknowledged that as a result of such events of default, Foothill has no further obligation to make advances or otherwise extend credit under the Foothill Credit Facility. FRI-MRD and Chi-Chi's also agreed to cash collateralize all letters of credit outstanding under the Foothill Credit Facility in an amount equal to 105% of face value. Foothill agreed that, subject to certain conditions, it would forbear from exercising its remedies relative to the events of default specified in the letter agreement until the earliest to occur of: (i) September 15, 2001 (or such later date as Foothill may designate in writing in its sole discretion); and (ii) the occurrence of any Event of Default under the Foothill Credit Facility (other than those defaults set forth in, and certain future defaults contemplated by, the letter agreement). As a condition to receiving Foothill's forbearance, FRI-MRD transferred $8,067,982 in cash to be held as cash collateral and as additional security for the outstanding letters of credit bringing the total amount held by Foothill for such purpose to $12,067,982. Foothill further agreed to release its liens on the real property of the Registrant and its subsidiaries pledged as collateral under the Foothill Credit Facility. Foothill has also agreed to waive any termination payment required under the Foothill Credit Facility in the event of an acceptable refinancing thereof.

          The Registrant is currently negotiating with its creditors to reach agreement on an acceptable capital restructuring of the Registrant and its subsidiaries. There can be no assurances that the Registrant will be able to successfully reach an agreement with its creditors or successfully resolve its capital structure. Under such circumstances, the Registrant's ability to continue to operate in the ordinary course may be materially adversely affected.

                                       2
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits
     --------

Exhibit   Description
-------   -----------

  99.1 Letter Agreement effective as of June 15, 2001 by and among FRI-MRD Corporation, Chi-Chi's, Inc. and Foothill Capital Corporation.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

     Dated:  June 20, 2001


                                   PRANDIUM, INC.



                                   By:    /s/ Robert T. Trebing, Jr.
                                          -------------------------
                                   Name:  Robert T. Trebing, Jr.
                                   Title: Executive Vice President and
                                          Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit Description
-------------------

99.1 Letter Agreement effective as of June 15, 2001 by and among FRI-MRD Corporation, Chi-Chi's, Inc. and Foothill Capital Corporation.